UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2012

Li3 Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Marchant Pereira 150

Of. 803

Providencia, Santiago de Chile

Chile

(Address of principal executive offices, including zip code)

+56 (2) 896-9100

(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY  10022

Phone:  (212) 400-6900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.” All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to: the results of initial exploration, and the determination by us and POSCAN of whether to pursue any of the contemplated transactions; our ability to raise additional capital to complete exploration, development and commercialization of the Maricunga Project and other opportunities; future findings and economic assessment reports; our ability to obtain the necessary operating permits and environmental approvals; our ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure and raise the required capital to take advantage of, and successfully participate in, such opportunities; future economic conditions; political stability; and lithium prices. For further information about certain risks we face, see “Risk Factors” in Amendment No. 7 to our Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on March 6, 2012.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2012, Luis Santillana, who had been serving as our Vice President of Finance, became our Chief Financial Officer. We are party to an Employment Services Agreement with Mr. Santillana, dated as of December 1, 2011, as amended by Addendum 1 thereto, dated as of April 10, 2012 (the “Employment Agreement”). Under the Employment Agreement, Mr. Santillana shall devote his full-time efforts to us, and we have been paying Mr. Santillana an annual base salary of $185,000. The Employment Agreement has an initial term of one year and is automatically renewed for successive one-year terms unless either party delivers timely notice of its intention not to renew. Pursuant to the Employment Agreement, we have agreed to pay Mr. Santillana an initial bonus of $40,000, $20,000 of which has been paid, and we may also pay Mr. Santillana an annual bonus of up to 50% of his base salary, at such time and in such amount as may be determined by our Board of Directors in its sole discretion. We have agreed to grant Mr. Santillana 250,000 restricted stock units under our 2009 Equity Incentive Plan, which shall vest in three equal installments on each of March 1, 2013, 2014 and 2015. We have also agreed to grant Mr. Santillana an option under our 2009 Equity Incentive Plan to purchase an aggregate of 250,000 shares of our common stock, exercisable for a term of five years at an exercise price of $0.40 per share, which option shall vest in its entirety on September 1, 2013.

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Mr. Santillana’s employment by us is “at-will” and terminable at any time for any reason or for no reason. If Mr. Santillana’s employment is terminated by us without Cause or in connection with a Change of Control (as such terms are defined in the Employment Agreement) or if he terminates his employment for Good Reason (as defined in the Employment Agreement), his restricted stock units and options will vest immediately and expire nine months after such termination. If we terminate Mr. Santillana’s employment without Cause, or in connection with a Change of Control, or if Mr. Santillana terminates his employment for Good Reason, or in the event of a termination of employment due to a permanent disability, we will continue to pay Mr. Santillana his base salary at the rate then in effect for a period of nine months.

For the duration of the employment period and, unless we terminate Mr. Santillana’s employment without Cause, for a period of nine months thereafter, Mr. Santillana has agreed not to directly or indirectly compete with any business engaged in by us or proposed to be engaged in by us during the period of his employment anywhere within the countries in which we are then operating.

The foregoing is a summary of the principal terms of the Employment Agreement and is qualified in its entirety by the detailed provisions of the actual agreement, which is filed as an exhibit to this Current Report and is incorporated herein by reference.

Luis Santillana (age 36) became our Vice President of Finance on March 1, 2012, and has been our Chief Financial Officer since July 1, 2012. Mr. Santillana has over 10 years experience in the mining industry, specifically in finance, fund raising, debt facilities, deal negotiation and execution, strategic and financial planning, financial valuations, treasury management, and improvement of management reporting. Prior to joining Li3, Mr. Santillana held the position of Strategic Planning Manager, for ENRC plc, a $7 billion revenue, diversified mining company listed on the London Stock Exchange (FTSE 100) Based in London, he was involved in strategic and financial planning and management reporting for ENRC from July 2010 to January 2011. From September 2008 to June 2010, Mr Santillana was responsible for the financial planning and treasury functions at London Mining plc, an iron-ore mining company listed on the London Stock Exchange (AIM). Prior to joining London Mining plc, Mr Santillana worked for Hochschild Mining plc, a Peruvian gold and silver producer, from June 2006 to June 2008 where he was part of the core management team that led Hochschild Mining’s successful IPO and listing on the London Stock Exchange (FTSE 250). After the listing, he set up and managed the London Office. From May 1999 to August 2004, based in Peru, Mr. Santillana worked for Hochschild Mining Peru where he became Chief of Finance for the Peruvian subsidiaries in February 2002. Mr Santillana holds an MBA from IESE Business School (Spain) and a Bachelor’s Degree in Industrial Engineering from Universidad de Lima (Peru).

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Item 9.01             Financial Statements and Exhibits

(d)            Exhibits

The following Exhibits are being filed with this Report.

Exhibit	Description

99.1	Employment Services Agreement, dated as of December 1, 2011, between the Company and Luis Santillana

99.2	Addendum 1 to Employment Services Agreement, dated as of April, 10, 2012, between the Company and Luis Santillana

[Signature page follows.]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: September 21, 2012	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer

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